Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Left Behind Games, Inc., a Nevada corporation (the “Company”) on Form 10-Q for the three month period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Troy A. Lyndon, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2011	/s/ TROY A. LYNDON
Troy A. Lyndon President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer) (Principal Financial and Accounting Officer)